As filed with the Securities and Exchange Commission on May 4, 2001
                                                      Registration No. 333-31422

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             Post-Effective Amendment to Registration No. 333-31422
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                               __________________
                             U.S. Laboratories Inc.
             (Exact name of Registrant as specified in its charter)

                        Delaware                                                         33-0586167
(State or Other Jurisdiction of Incorporation or Organization)            (I.R.S. Employer Identification No.)

                               7859 Convoy Court
                                   Suite 18
                         San Diego, California, 92111
                                (619) 715-5800
  (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)

                 U.S. Laboratories Inc. 1999 Stock Incentive Plan
                     (formerly the 1999 Stock Bonus Plan)

                               Dickerson Wright
                     President and Chief Executive Officer
                             U.S. Laboratories Inc
                               7859 Convoy Court
                                   Suite 18
                          San Diego, California, 92111
                                (619) 715-5800
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

                                WITH COPIES TO:

                             James R. Vogler, Esq.
                Barack Ferrazzano Kirschbaum Perlman & Nagelberg
                       333 West Wacker Drive, Suite 2700
                            Chicago, Illinois 60606
                                 (312) 984-3100

                        CALCULATION OF REGISTRATION FEE

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

=============================================================================================================================
                                                         Proposed Maximum     Proposed Maximum
        Title of Securities             Amount to be      Offering Price          Aggregate         Amount of Registration
          to be Registered             Registered(1)       per Share(2)       Offering Price(2)             Fee(2)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 Par Value         70,000 shares               $13.39             $937,300                        $235.00
=============================================================================================================================

(1) Pursuant to Rule 416(a) under the Securities Act, this Registration Statement also registers such indeterminate number of additional shares as may be issuable under the Plan in connection with share splits, share dividends or similar transactions.

(2) Estimated pursuant to Rule 457(h) under the Securities Act, solely for the purpose of calculating the registration fee, based on the average of the high and low price for the Registrant's common stock as quoted on the Nasdaq SmallCap Market on May 2, 2001.

The purpose of this Registration Statement is to register 70,000 additional shares of U.S. Laboratories Inc. common stock, $0.01 par value, issuable pursuant to the U.S. Laboratories Inc. 1999 Stock Incentive Plan. Pursuant to the General Instruction E on Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 Registration Statement No. 333-31422 (filed March 1, 2000).

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.
         --------

      See the Exhibit Index following the signature page in this Registration Statement, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meet all of the requirements of filing on Form S-8 and has duly caused this Registration
Statement to be signed on their behalf by the undersigned, thereunder duly authorized, in the City of San Diego, State of California, on May 3, 2001.

                                     US LABORATORIES, INC.

                                     By:  /s/ Dickerson Wright
                                          -------------------------------------
                                          Dickerson Wright
                                          President and Chief Executive Officer

   In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities indicated on May 3, 2001.

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
                             Signature                                 Title
                             ---------                                 -----
              /s/ Dickerson Wright                     Chief Executive Officer, President,
              ---------------------------------------  and Chairman of the Board
              Dickerson Wright

              /s/ Gary H. Elzweig*                     Executive Vice President and Director
              ---------------------------------------
              Gary H. Elzweig

              /s/ Donald C. Alford*                    Executive Vice President, Secretary,
              ---------------------------------------  and Director
              Donald C. Alford

              /s/ Mark Baron*                          Executive Vice President and Director
              ---------------------------------------
              Mark Baron

              /s/ Martin B. Lowenthal*                 Executive Vice President and Director
              ---------------------------------------
              Martin B. Lowenthal

              /s/ Joseph Wasilewski*                   Chief Financial Officer and Director
              ---------------------------------------  (Chief Financial and Accounting
              Joseph Wasilewski                        Officer)

              /s/ Thomas H. Chapman*                   Director
              ---------------------------------------
              Thomas H. Chapman

              /s/ James L. McCumber*                   Director
              ---------------------------------------
              James L. McCumber

              /s/ Robert E. Petersen*                  Director
              ---------------------------------------
              Robert E. Petersen

              * By Dickerson Wright as
              attorney-in-fact granted February 23,
              2000.

                             U.S. LABORATORIES INC.

                                 EXHIBIT INDEX
                                       TO
                        FORM S-8 REGISTRATION STATEMENT

                                                 Incorporated
                                                  Herein by                Filed
 Exhibit No.          Description                Reference to            Herewith
--------------------------------------------------------------------------------------
     5.1       Opinion of Barack                                             X
               Ferrazzano Kirschbaum
               Perlman & Nagelberg
    10.1       U.S. Laboratories 1999                                        X
               Stock Incentive Plan, as
               amended
    23.1       Consent of Singer Lewak                                       X
               Greenbaum & Goldstein LLP
    23.2       Consent of Ernst & Young                                      X
               LLP
    23.3       Consent of Barack                                        Included in
               Ferrazzano Kirschbaum                                    Exhibit 5.1
               Perlman & Nagelberg
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